EXHIBIT 99.1

                           Updated Marketing Materials
                                  June 19, 1998
                                     4:44 PM


                 First Greensboro Home Equity Loan Trust 1998-1


               $72,650,717 Class A-1 Fixed Rate Home Equity Loan,
                       Asset Backed Notes, Series 1998-1

               $102,349,283 Class A-2 Fixed Rate Home Equity Loan,
                       Asset Backed Notes, Series 1998-1



The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the notes identified above (the "Notes") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Notes, nor any other party makes any representation as to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Notes has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Notes has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Notes for definitive terms of the Offered Notes and the collateral.

Please be advised that Offered Notes may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Notes.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        [FIRST UNION LOGO APPEARS HERE]


                           FIRST UNION CAPITAL MARKETS

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                SUMMARY OF TERMS


      $72,650,717 Class A-1Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1 (the "Class A-1Notes") $102,349,283 Class A-2 Fixed Rate Home
     Equity Loan, Asset Backed Notes, Series 1998-1 (the "Class A-2 Notes")


Issuer:                    First Greensboro Home Equity Loan Trust 1998-1 (the "Trust")

Seller:                    First Greensboro Capital Corp.

Servicer:                  First Greensboro Home Equity, Inc.

Back-up Servicer:          Calmco, Inc.


Manager:                   First Union Capital Markets

Securities Offered:                                           Class A-1                  Class A-2

                            Amount:                           $72,650,717                $102,349,283

                            Collateral:                       Fixed and                  Fixed and adjustable-rate
                                                              adjustable-rate home       home equity loans
                                                              equity loans
                            Cut-off Date:                     06/01/98                   06/01/98

                            Prepayment Assumption:            25% HEP1                   25% HEP1

                            Expected Coupon:                  TBD                        TBD
                            Spread:                           TBD                        TBD

                            To Maturity:
                            Average Life                      3.297                      3.359
                            Expected Last Payment             11/25/2014                 1/25/2015

                            To 10% Call:
                            Average Life                      3.058                      3.117
                            Expected Last Payment             3/25/2006                  4/25/2006

                            Stated Maturity:                  12/25/2029                 12/25/2029

                            Payment Frequency:                Monthly                    Monthly

                            Interest rate basis:              30/360                     30/360

                            Dated Date:                       06/01/98                   06/01/98

                            Payment Delay:                    24 days                    24 days

                            Pricing Date (expected):          06/19/98                   06/19/98

                            Settlement Date(expected):        06/26/98                   06/26/98

                            First Payment Date:               07/25/98                   07/25/98

                            Rating (S&P/Moody's):             AAA/Aaa                    AAA/Aaa


FIRST UNION CAPITAL MARKETS
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THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


(1)HEP assumes that a pool of loans prepays in the first month of the life of such loan at a constant prepayment rate that corresponds in CPR to one-tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage.



Description of the Notes:  The Notes represent  non-recourse  obligations of the
                           Issuer and are secured by the assets of the Trust, which will include (i) a pool consisting of two Groups of nonconforming home equity loans transferred to the Issuer on the Closing Date, additional nonconforming, fixed rate and adjustable rate home equity loans, if any, transferred to the Issuer during the Funding Period; (ii) all interest and principal due under the respective Home Equity Loans on or after the related Cut-Off Date; (iii) security interests in the properties securing such Home Equity; (iv) amounts on deposit in the Note Account, Pre-Funding Account and Capitalized Interest Account;
                           (v) the Issuer's rights under the Loan Transfer Agreement and the Servicing Agreement; (vi) the Note Insurance Policies and (vii) certain other property.

                           The Notes will be issued in a two classes. The Class A-1 Notes will be secured by the Group I Home Equity Loans and the Class A-2 Notes will be secured by the Group II Home Equity Loans. Payments on the Class A-1 Notes are solely from Available Funds for the Group I Home Equity Loans and payments on the Class A-2 Notes are solely from Available Funds for the Group II Home Equity Loans.

Indenture Trustee:         The Chase Manhattan Bank

Servicing Fee:             50 bps per annum

Indenture Trustee Fee:     [1.25] bps per annum

Note Insurer:              Financial  Surety  Assurance,   Inc.   ("FSA").   The
                           claims-paying ability of FSA is rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

Note Insurance
Policies:                  The  insurance  policies of FSA  guarantee the timely
                           payment of current interest and the ultimate payment of principal on the Notes.

Credit Enhancement:        1.  Monthly Excess Spread
                           2.  Overcollateralization
                           3.  Note Insurance Policy

Form of Notes:             Book-Entry Form,  delivered through the facilities of
                           DTC,   Cedel,   and  Euroclear   against  payment  in
                           immediately available funds.

Denominations:             The Notes will be issued in denominations of not less
                           than  $25,000   principal   amount  and  in  integral
                           multiples of $1,000 in excess thereof.

Remittance Period:         With  respect to each Class of Notes and any  Payment
                           Date, the calendar month immediately preceding the month in which such Payment Date occurs

Monthly Remittance Date:   With  respect to each Class of Notes and any  Payment
                           Date, the 18th day of the month in which such Payment
                           Date occurs, or if such day is not a Business Day, then the preceding Business Day

Payments of Interest:      On each  Payment  Date,  each  Class of Notes will be
                           entitled to payments in respect of interest accrued during the related Interest Period at the related
                           Note  Interest  Rate  on  the  outstanding  aggregate
                           principal balance of the related Class of Notes as of the preceding Payment Date (after giving effect to the payment, if any, in reduction of principal made on the Notes on such preceding Payment Date).

                           The Interest Period" in respect of any Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs. All calculations of interest on the Notes will be computed on the basis of a year of 360 days and twelve 30 day months.

                           If, with respect to any Payment Date, funds are not available from Available Funds for a Group to pay the full amount of Note Interest due on the related Notes, the deficiency will be covered by payments made


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


pursuant to the Insurance Policy for such Payment Date.

Coupon Step-up:            After the Clean-Up Call Date,  the Note Rate for each
                           Class of Notes will increase by 50 bps.

Payments of Principal:     On each  Payment  Date,  each  Class of Notes will be
                           entitled to Monthly Principal in reduction of the related Note Balance. Monthly Principal with respect to any Payment Date and each Class of Notes will generally consist of the aggregate of all scheduled payments of principal received with respect to the Home Equity Loans in the related Group and due during the related Remittance Period and all other amounts collected, received or otherwise recovered in respect of principal on the Home Equity Loans in the related
                           Group during or in respect of the related  Remittance
                           Period. Such amount will be decreased to take into account any Overcollateralization Reduction Amount with respect to the related Payment Date.

Payments of Excess Cash:   "Excess Cash" for each Class on any Payment Date will
                           be equal to Available Funds for the related Group on such Payment Date, reduced by the sum of (i) any amounts payable to the Note Insurer for Insured
                           Payments  with  respect  to such  Class paid on prior
                           Payment Dates and not yet reimbursed and for any unpaid Note Insurer Premiums for such Group for prior
                           Payment Dates (in each case with interest thereon at the Late Payment Rate set forth in the Insurance
                           Agreement),  (ii) the Note  Interest  for the related
                           Class and Payment Date, (iii) the Monthly Principal for the related Class and Payment Date and (iv) with respect to each Class and the first Payment Date following the end of the Funding Period, all amounts remaining in the Pre-Funding Account to the extent not used to purchase Subsequent Home Equity Loans for the related Group during such Funding Period.

                           On each Payment Date with respect to which the Overcollateralization Amount for a Class of Notes is less than the related Required Overcollateralization Amount for such Payment Date, Excess Cash derived from Available Funds in respect of the related Group, if any, will be paid on the related Notes in reduction of the related Note Balance, up to the
                           amount       necessary      for      the      related
                           Overcollateralization Amount to equal the applicable Required Overcollateralization Amount. Any Excess Cash remaining with respect to a Class after making required payments on the related Notes (including any payments as described in the preceding sentence) and to the Note Insurer on any Payment Date as described herein will be released to the holder(s) of the Residual Interest on such Payment Date, free from the lien of the Indenture Trustee, and such amounts will not be available to make any of the payments referred to in clauses (i)-(iv) above on any subsequent Payment Date.

Overcollateralization:     Credit  enhancement  with  respect  to each  Class of
                           Notes    will    be     provided     in    part    by
                           overcollateralization   resulting  from  the  limited
                           acceleration   of   the   Notes   relative   to   the
                           amortization of the related  collateral.  Accelerated
                           amortization  is  achieved  by  applying  excess cash
                           collected  on  the   collateral  to  the  payment  of
                           principal of the Notes.  The Indenture  requires that
                           this  Overcollateralization  Amount be increased  to,
                           and   thereafter    maintained   at,   the   Required
                           Overcollateralization Amount. The Indenture generally
                           provides  that  the  Required   Overcollateralization
                           Amount may, over time, decrease or increase,  subject
                           to  certain  floors,   caps  and  triggers  including
                           triggers    that   allow   the    related    Required
                           Overcollateralization Amount to decrease or "step down" based on the performance of the Home Equity
                           Loans with respect to certain delinquency rate tests specified in the Indenture.

                           In  addition,  Excess  Cash  will be  applied  to the
                           payment in reduction of principal of the related Class of Notes during the period that the Home Equity Loans are unable to meet certain tests specified in the Indenture based on delinquency rates. Any increase in the Required Overcollateralization Amount may result in an accelerated amortization of the Notes until such Required Overcollateralization Amount is reached, and any decrease in the Required Overcollateralization Amount will result in a decelerated amortization of the Notes until such Required Overcollateralization Amount is reached.

Optional Redemption: The Notes may be redeemed, in full but not in part, at the option of the Majority Residual Holder on or after the first Payment Date on which the Aggregate Principal Balance of the Mortgage Loans in the Mortgage Pool has declined to 10% or less of its Original Pool Balance. In addition, the Note Insurer will have rights, under limited circumstances, to effect a redemption of the Notes and terminate the indenture.

Delinquency                Advances:  The  Servicer  will be  obligated  to make
                           advances  with  respect  to  delinquent  payments  of
                           interest  (at the  related  Mortgage  Rate  less  the
                           Servicing   Fee,  as  defined  below)  and  scheduled
                           principal due on each Mortgage Loan to the extent that such Delinquency Advances, in good faith and in the Servicer's reasonable judgment, are reasonably recoverable from the related Mortgage Loan. To the extent that the

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                           Master Servicer previously has made Delinquency Advances with respect to a Home Equity Loan that the Master Servicer subsequently determines to be nonrecoverable, the Master Servicer shall be entitled to reimbursement from the Trust.

Compensating Interest:     If a full or partial prepayment of a Home Equity Loan
                           occurs  during any  calendar  month,  any  difference
                           between the interest  collected from the Mortgagor in
                           connection  with  such  payoff  and the full  month's
                           interest  that would be due on the  related  due date
                           for such  Home  Equity  Loan will be  required  to be
                           deposited to the  Principal  and Interest  Account on
                           the next  succeeding  Monthly  Remittance Date by the
                           Master  Servicer and shall be included in the Monthly
                           Remittance   Amount  to  be  made  available  to  the
                           Indenture  Trustee  on the  next  succeeding  Monthly
                           Remittance Date. With respect to any Payment Date, the Master Servicer will not be required to remit compensating interest in excess of the aggregate
                           Servicing Fee for the related Remittance Period.

Servicing Advances:        The Master  Servicer will be required to pay all "out
                           of  pocket"  costs  and  expenses   incurred  in  the
                           performance of its servicing obligations,  including,
                           but not limited to, (i)  expenditures  in  connection
                           with a  foreclosed  Home  Equity  Loan  prior  to the
                           liquidation thereof,  including,  without limitation,
                           expenditures  for real estate property taxes,  hazard
                           insurance   premiums,    property    restoration   or
                           preservation ("Preservation Expenses"), (ii) the cost of any enforcement or judicial proceedings, including foreclosures and (iii) the cost of the management and liquidation of Property acquired in satisfaction of the related Mortgage, unless the Master Servicer has determined, in its reasonable business judgment, that such advance would not be recoverable.

Pre-Funding Accounts:      On the  Closing  Date,  approximately  $27,016,888.10
                           will be funded  from the sale of the Class A-2 Notes,
                           and will be deposited with the Indenture  Trustee and
                           used  by  the  Issuer  to   purchase   the  Group  II
                           Subsequent Home Equity Loans.

Capitalized Interest:      On the closing date,  cash in an amount  satisfactory
                           to the Note Insurer will be deposited into a trust account for the benefit of the holders of the Class
                           A-2 Notes to ensure payments of interest on the Pre-funded amount during the Funding Period.

Mandatory Prepayment
of Notes:                  In the event that by July 31, 1998,  not all funds in
                           the Pre-Funding  Account for Class A-2 have been used
                           to acquire Subsequent Mortgage Loans for inclusion in
                           the Group II  Mortgage  Loan Pool,  the Owners of the
                           Class A-2 Notes  will  receive  a  prepayment  on the
                           Payment Date in August 1998 in an amount equal to the
                           related  Pre-Funded  Amount,   less  any  Pre-Funding
                           Account Earnings  remaining at the end of the Funding
                           Period.

ERISA Considerations:      The Notes may be purchased by employee  benefit plans
                           that are subject to the  Employee  Retirement  Income
                           Security Act of 1974,  as amended.  Investors  should
                           consult their counsel with respect to  limitations on
                           acquisition   and   ownership   of  the   Notes   and
                           consequences thereof.

SMMEA: The Notes will not constitute "mortgage related securities" for purposed of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Taxation:                  The Notes will be treated as debt obligations for tax
                           purposes. No REMIC election will be made.

Contact:                   Russ Andrews     (704) 374-3472
                           Wallace Saunders (704) 374-4868
                           Pearl Bassard    (704) 383-7591
                           David Duque      (704) 383-5525



FIRST UNION CAPITAL MARKETS
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THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                  NOTE SUMMARY


Class A-1 (to Maturity)
HEP                                          20           23           25           27           30
------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                       4.032        3.559        3.297        3.067         2.773
MOD. DURATION (YEARS)                      3.168        2.864        2.690        2.534         2.328
FIRST PAYMENT DATE                        07/25/98     07/25/98     07/25/98     07/25/98     07/25/98
LAST PAYMENT DATE                         2/25/18      2/25/16      11/25/14     9/25/13       5/25/12
PAYMENT WINDOW                            1 - 236      1 - 212      1 - 197      1 - 183       1 - 167
YIELD AT PAR                               6.513        6.500        6.491        6.482         6.468



Class A-1 (to Call)
HEP                                          20           23           25           27           30
------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                       3.750        3.305        3.058        2.843         2.569
MOD. DURATION (YEARS)                      3.037        2.735        2.563        2.409         2.208
FIRST PAYMENT DATE                        07/25/98     07/25/98     07/25/98     07/25/98     07/25/98
LAST PAYMENT DATE                         1/25/08      11/25/06     3/25/06      8/25/05      11/25/04
PAYMENT WINDOW                            1 - 115      1 - 101       1 - 93       1 - 86       1 - 77
YIELD AT PAR                               6.486        6.470        6.460        6.449         6.432



Class A-2 (to Maturity)
HEP                                          20           23           25           27           30
------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                       4.105        3.625        3.359        3.127         2.83
MOD. DURATION (YEARS)                      3.216         2.91        2.735        2.578         2.371
FIRST PAYMENT DATE                        07/25/98     07/25/98     07/25/98     07/25/98     07/25/98
LAST PAYMENT DATE                         6/25/18      5/25/16      1/25/15      11/25/13      6/25/12
PAYMENT WINDOW                            1 - 240      1 - 215      1 - 199      1 - 185       1 - 168
YIELD AT PAR                               6.534        6.522        6.514        6.505         6.491



Class A-2 (to Call)
HEP                                          20           23           25           27           30
------------------------------------------------------------------------------------------------------

AVERAGE LIFE (YEARS)                       3.824        3.366        3.117        2.901         2.625
MOD. DURATION (YEARS)                      3.087        2.780        2.607        2.453         2.252
FIRST PAYMENT DATE                        07/25/98     07/25/98     07/25/98     07/25/98     07/25/98
LAST PAYMENT DATE                         3/25/08      12/25/06     4/25/06      9/25/05      12/25/04
PAYMENT WINDOW                            1 - 117      1 - 102       1 - 94       1 - 87       1 - 78
YIELD AT PAR                               6.509        6.493        6.483        6.472         6.456

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    Class A-1
                  Percentage of Original Note Principal Balance


             Date                                            HEP
         -------------          --------------------------------------------------------
                                     20          23          25           27          30
                                     --          --          --           --          --
         June 26, 1998              100%        100%        100%         100%        100%
         June 25, 1999               81          79          78           77          74
         June 25, 2000               62          58          55           52          48
         June 25, 2001               48          43          40           37          33
         June 25, 2002               37          32          29           27          23
         June 25, 2003               29          24          21           19          16
         June 25, 2004               23          18          16           13          11
         June 25, 2005               18          14          11           10           7
         June 25, 2006               14          10           8           7            5
         June 25, 2007               10           8           6           5            3
         June 25, 2008               8            6           4           3            2
         June 25, 2009               6            4           3           2            1
         June 25, 2010               5            3           2           1            1
         June 25, 2011               3            2           1           1            *
         June 25, 2012               2            1           1           *            0
         June 25, 2013               2            1           *           *            0
         June 25, 2014               1            *           *           0            0
         June 25, 2015               1            *           0           0            0
         June 25, 2016               *            0           0           0            0
         June 25, 2017               *            0           0           0            0
         June 25, 2018               0            0           0           0            0

* Outstanding Bond Balance is less than 0.5%

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

                                    Class A-2
                  Percentage of Original Note Principal Balance


              Date                                            HEP
         -------------           -------------------------------------------------------
                                     20          23           25          27          30
                                     --          --           --          --          --
         June 26, 1998              100%        100%         100%        100%        100%
         June 25, 1999               83          81           79          78          76
         June 25, 2000               63          59           56          53          50
         June 25, 2001               48          43           41          38          34
         June 25, 2002               38          33           30          27          23
         June 25, 2003               30          25           22          19          16
         June 25, 2004               23          19           16          14          11
         June 25, 2005               18          14           12          10           7
         June 25, 2006               14          10           9            7           5
         June 25, 2007               11           8           6            5           3
         June 25, 2008                8           6           4            3           2
         June 25, 2009                6           4           3            2           1
         June 25, 2010                5           3           2            1           1
         June 25, 2011                4           2           1            1           *
         June 25, 2012                3           1           1            *           0
         June 25, 2013                2           1           *            *           0
         June 25, 2014                1           *           *            0           0
         June 25, 2015                1           *           0            0           0
         June 25, 2016                *           0           0            0           0
         June 25, 2017                *           0           0            0           0
         June 25, 2018                0           0           0            0           0

* Outstanding Bond Balance is less than 0.5%

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

       Summary of Characteristics of the Group I Initial Home Equity Loans

Aggregate Number of Initial Home Equity Loans                             1,177

Principal Balance
     Aggregate Principal Balance                                $ 72,650,717.11
     Average Principal Balance                                      $ 61,725.33
     Range of Principal Balances                    $  6,964.18 - $  225,024.51

Coupon Rates
     Weighted Average Coupon Rate                                       10.285%
     Range of Coupon Rates                                     7.700% - 17.990%

Original Term to Maturity
     Weighted Average Original Term to Maturity                             280
     Range of Original Terms to Maturity                        60 - 360 Months

Remaining Term to Maturity
     Weighted Average Remaining Term to Maturity                            279
     Range of Remaining Term to Maturity                        59 - 360 Months

Percentage Fixed Rate Loans                                              95.98%
Percentage Adjustable Rate Loans                                          4.02%

Percentage of First Lien Initial Home Equity Loans                       94.62%
Percentage of Second Lien Initial Home Equity Loans                       5.38%

Weighted Average Combined Loan-to-Value Ratio                            80.24%

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                     GROUP I
                               PRINCIPAL BALANCES


                                               Aggregate         Percentage
                              Number of         Unpaid          of Aggregate
Principal                     Mortgage         Principal      Unpaid Principal
Balances                        Loans           Balance            Balance
------------------------------------------------------------------------------
  5,000.01 -  10,000.00          10              95,469.08          0.13
 10,000.01 -  15,000.00          28             373,591.70          0.51
 15,000.01 -  20,000.00          37             660,037.90          0.91
 20,000.01 -  25,000.00          45           1,040,260.06          1.43
 25,000.01 -  30,000.00          59           1,665,775.92          2.29
 30,000.01 -  35,000.00          60           1,959,701.22          2.70
 35,000.01 -  40,000.00          72           2,732,361.66          3.76
 40,000.01 -  45,000.00          70           3,008,088.42          4.14
 45,000.01 -  50,000.00          82           3,939,690.56          5.42
 50,000.01 -  55,000.00          90           4,714,044.41          6.49
 55,000.01 -  60,000.00         113           6,549,585.34          9.02
 60,000.01 -  65,000.00          82           5,117,397.87          7.04
 65,000.01 -  70,000.00          79           5,337,520.04          7.35
 70,000.01 -  75,000.00          58           4,194,173.88          5.77
 75,000.01 -  80,000.00          48           3,704,159.48          5.10
 80,000.01 -  85,000.00          28           2,317,269.51          3.19
 85,000.01 -  90,000.00          35           3,073,498.70          4.23
 90,000.01 -  95,000.00          23           2,129,133.10          2.93
 95,000.01 - 100,000.00          26           2,536,042.27          3.49
100,000.01 - 125,000.00          66           7,365,133.10         10.14
125,000.01 - 150,000.00          39           5,284,187.24          7.27
150,000.01 - 200,000.00          22           3,766,242.02          5.18
200,000.01 - 250,000.00           5           1,087,353.63          1.50
                              ------         --------------       ------
                              1,177          72,650,717.11        100.00
                              ======         ==============       ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

                                     GROUP I
                                 MORTGAGE RATES

                                             Aggregate           Percentage
                            Number of         Unpaid            of Aggregate
Mortgage                    Mortgage         Principal        Unpaid Principal
Rate                          Loans           Balance              Balance
------------------------------------------------------------------------------
 7.51 -  8.00                    1            32,025.34              0.04
 8.01 -  8.50                   62         5,210,029.93              7.17
 8.51 -  9.00                  123         9,715,898.93             13.37
 9.01 -  9.50                  149        10,156,914.88             13.98
 9.51 - 10.00                  222        14,846,585.61             20.44
10.01 - 10.50                  139         8,443,926.40             11.62
10.51 - 11.00                  133         8,117,035.69             11.17
11.01 - 11.50                   90         5,381,961.45              7.41
11.51 - 12.00                   88         4,066,900.34              5.60
12.01 - 12.50                   54         2,399,012.69              3.30
12.51 - 13.00                   40         1,656,059.20              2.28
13.01 - 13.50                   13           492,951.93              0.68
13.51 - 14.00                   20           864,944.50              1.19
14.01 - 14.50                    6           249,677.55              0.34
14.51 - 15.00                   12           339,603.74              0.47
15.01 - 15.50                    8           262,252.74              0.36
15.51 - 16.00                   12           271,523.77              0.37
16.01 - 16.50                    2            58,753.06              0.08
16.51 - 17.00                    1            24,989.34              0.03
17.01 - 17.50                    1            13,686.82              0.02
17.51 - 18.00                    1            45,983.20              0.06
                             ------           ----------             ----
                             1,177        72,650,717.11            100.00
                             ======       ==============           ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

                                     GROUP I
                          COMBINED LOAN-TO-VALUE RATIOS

                                          Aggregate           Percentage
                       Number of           Unpaid            of Aggregate
Combined               Mortgage           Principal        Unpaid Principal
Loan-to-Value           Loans              Balance              Balance
---------------------------------------------------------------------------
 15.01 -  20.00            3               78,216.40              0.11
 20.01 -  25.00            2               39,760.03              0.05
 25.01 -  30.00            4               78,071.89              0.11
 30.01 -  35.00            8              215,434.02              0.30
 35.01 -  40.00           11              323,575.99              0.45
 40.01 -  45.00           10              315,464.62              0.43
 45.01 -  50.00           11              436,537.11              0.60
 50.01 -  55.00           16              914,013.46              1.26
 55.01 -  60.00           18              743,487.49              1.02
 60.01 -  65.00           45            2,385,008.63              3.28
 65.01 -  70.00           76            3,812,303.12              5.25
 70.01 -  75.00          116            6,651,737.70              9.16
 75.01 -  80.00          491           30,247,766.32             41.63
 80.01 -  85.00          119            8,437,495.69             11.61
 85.01 -  90.00          144           11,426,574.39             15.73
 90.01 -  95.00           64            5,407,653.84              7.44
 95.01 - 100.00           21              599,899.66              0.83
100.01 - 105.00            3               82,989.34              0.11
105.01 - 110.00            4               75,875.03              0.10
110.01 - 115.00            2               55,000.00              0.08
115.01 - 120.00            2               67,810.81              0.09
120.01 - 125.00            7              256,041.57              0.35
                       -----           -------------            ------
                       1,177           72,650,717.11            100.00

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998



                                     GROUP I
                           REMAINING TERMS TO MATURITY

                                             Aggregate           Percentage
                     Number of                Unpaid            of Aggregate
Remaining            Mortgage                Principal        Unpaid Principal
Term                   Loans                  Balance              Balance
------------------------------------------------------------------------------
 49 -  60                 4                   89,823.47              0.12
 61 -  72                 1                   30,595.34              0.04
 73 -  84                 7                  126,573.16              0.17
 85 -  96                 1                   47,968.03              0.07
 97 - 108                 1                   32,925.17              0.05
109 - 120                53                1,847,496.81              2.54
133 - 144                 4                  142,675.65              0.20
157 - 168                 1                   13,686.82              0.02
169 - 180               302               14,176,778.96             19.51
181 - 192                 1                   85,798.12              0.12
217 - 228                 1                   16,600.56              0.02
229 - 240               178               10,375,840.90             14.28
289 - 300               358               23,432,921.89             32.25
325 - 336                 4                  257,021.01              0.35
353 - 356                28                2,015,807.99              2.77
357                      40                3,315,356.23              4.56
358                      58                5,282,903.66              7.27
359                      59                5,184,832.74              7.14
360                      76                6,175,110.60              8.50
                      ------              --------------           ------
                      1,177               72,650,717.11            100.00
                      ======              ==============           ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                     GROUP I
                                OCCUPANCY STATUS

                                              Aggregate           Percentage
                         Number of             Unpaid            of Aggregate
Occupancy                Mortgage             Principal         Unpaid Principal
Status                     Loans               Balance              Balance
--------------------------------------------------------------------------------
Non Owner Occupied            53             2,583,986.51              3.56
Owner Occupied             1,124            70,066,730.60             96.44
                           ------           --------------            -----
                           1,177            72,650,717.11            100.00
                           ======           ==============           ======

                                     GROUP I
                                 PROPERTY TYPES

                                              Aggregate           Percentage
                         Number of             Unpaid            of Aggregate
Property                 Mortgage             Principal         Unpaid Principal
Type                       Loans               Balance              Balance
--------------------------------------------------------------------------------
Single Family                985            61,494,903.80             84.64
2-4 Unit                       6               385,732.71              0.53
Condominium                    6               263,093.61              0.36
Manufactured Home            163             9,162,639.03             12.61
Mixed Use                      1               128,700.00              0.18
PUD                           16             1,215,647.96              1.67
                           ------           --------------            -----
                           1,177            72,650,717.11            100.00
                           ======           ==============           ======

                                     GROUP I
                                 USE OF PROCEEDS

                                              Aggregate           Percentage
                         Number of             Unpaid            of Aggregate
Loan                     Mortgage             Principal         Unpaid Principal
Purpose                    Loans               Balance              Balance
--------------------------------------------------------------------------------
Cashout Refinance            773            45,566,599.37             62.72
No Cashout Refinance         321            20,857,885.01             28.71
Purchase                      83             6,226,232.73              8.57
                           ------           --------------            -----
                           1,177            72,650,717.11            100.00
                           ======           ==============           ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                     GROUP I
                               LOAN DOCUMENTATION

                                              Aggregate         Percentage
                            Number of          Unpaid          of Aggregate
Documentation               Mortgage          Principal       Unpaid Principal
Type                         Loans             Balance            Balance
------------------------------------------------------------------------------
FULL                         1,100          66,733,196.02          91.85
NO INCOME QUALIFIER             70           5,567,609.76           7.66
STATED                           7             349,911.33           0.48
                             ------         --------------        ------
                             1,177          72,650,717.11         100.00
                             ======         ==============        ======

                                     GROUP I
                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                          Aggregate            Percentage
                       Number of           Unpaid             of Aggregate
                       Mortgage           Principal          Unpaid Principal
State                   Loans              Balance               Balance
-----------------------------------------------------------------------------
Arkansas                   93            6,112,266.18              8.41
Florida                    31            1,850,675.65              2.55
Georgia                    46            2,932,475.95              4.04
Idaho                      12            1,043,056.67              1.44
Illinois                   24            1,382,898.86              1.90
Indiana                     6              342,586.04              0.47
Kansas                      4              366,004.80              0.50
Kentucky                    3              178,240.44              0.25
Mississippi                 4              188,625.10              0.26
Missouri                   22            1,217,454.83              1.68
New Mexico                  2              174,901.31              0.24
North Carolina            402           25,497,300.90             35.10
Oklahoma                   45            2,011,433.26              2.77
Oregon                      1               99,563.00              0.14
South Carolina             76            4,264,205.04              5.87
Tennessee                  41            2,714,562.71              3.74
Texas                      53            2,699,895.62              3.72
Utah                       63            5,668,309.07              7.80
Virginia                  229           12,599,298.11             17.34
West Virginia               5              243,315.69              0.33
Wisconsin                  14              970,147.88              1.34
Wyoming                     1               93,500.00              0.13
                        ------          --------------           ------
                        1,177           72,650,717.11            100.00
                        ======          ==============           ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

                                     GROUP I
                   GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

                                              Aggregate           Percentage
                      Number of                Unpaid            of Aggregate
Gross                  Mortgage               Principal        Unpaid Principal
Margins                  Loans                 Balance             Balance
-------------------------------------------------------------------------------
  4.51 -  5.00             2                   90,320.61              3.09
  5.01 -  5.50            15                1,092,961.63             37.42
  5.51 -  6.00             5                  536,846.03             18.38
  6.01 -  6.50             4                  274,705.61              9.41
  6.51 -  7.00             2                  138,178.71              4.73
  7.01 -  7.50             3                  168,911.69              5.78
  7.51 -  8.00             3                  312,119.44             10.69
  8.01 -  8.50             2                  167,509.47              5.73
  8.51 -  9.00             1                  139,288.77              4.77
                          --                -------------           ------
                          37                2,920,841.96            100.00
                          ===               =============           ======


                                     GROUP I
                  MAXIMUM MARGINS OF THE ADJUSTABLE RATE LOANS

                                            Aggregate            Percentage
                     Number of               Unpaid             of Aggregate
Maximum               Mortgage              Principal         Unpaid Principal
Rates                  Loans                 Balance              Balance
--------------------------------------------------------------------------
13.51 - 14.00            1                   32,025.34              1.10
14.01 - 14.50            3                  138,699.71              4.75
14.51 - 15.00            5                  437,217.31             14.97
15.01 - 15.50            7                  501,597.90             17.17
15.51 - 16.00           10                  886,982.06             30.37
16.01 - 16.50            2                   74,416.31              2.55
16.51 - 17.00            3                  314,050.17             10.75
17.01 - 17.50            4                  406,928.61             13.93
18.01 - 18.50            2                  128,924.55              4.41
                        --                ------------            ------
                        37                2,920,841.96            100.00
                        ==                ============            ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998



                                     GROUP I
                    FLOOR RATES OF THE ADJUSTABLE RATE LOANS

                                              Aggregate            Percentage
                       Number of               Unpaid             of Aggregate
Floor                  Mortgage               Principal         Unpaid Principal
Rates                    Loans                 Balance              Balance
--------------------------------------------------------------------------------
 7.51 -  8.00              1                   32,025.34              1.10
 8.01 -  8.50              3                  138,699.71              4.75
 8.51 -  9.00              5                  437,217.31             14.97
 9.01 -  9.50              7                  501,597.90             17.17
 9.51 - 10.00             10                  886,982.06             30.37
10.01 - 10.50              2                   74,416.31              2.55
10.51 - 11.00              3                  314,050.17             10.75
11.01 - 11.50              4                  406,928.61             13.93
12.01 - 12.50              2                  128,924.55              4.41
                          --                ------------            ------
                          37                2,920,841.96            100.00
                          ==                ============            ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


      Summary of Characteristics of the Group II Initial Home Equity Loans

Aggregate Number of Initial Home Equity Loans                        1,127

Principal Balance
     Aggregate Principal Balance                            $75,332,394.79
     Average Principal Balance                                  $66,843.30
     Range of Principal Balances                   $6,762.38 - $698,651.66

Coupon Rates
     Weighted Average Coupon Rate                                  10.315%
     Range of Coupon Rates                                7.550% - 16.590%

Original Term to Maturity
     Weighted Average Original Term to Maturity                        287
     Range of Original Terms to Maturity                   60 - 360 Months

Remaining Term to Maturity
     Weighted Average Remaining Term to Maturity                       286
     Range of Remaining Term to Maturity                   57 - 360 Months

Percentage Fixed Rate Loans                                         95.17%
Percentage Adjustable Rate Loans                                     4.83%

Percentage of First Lien Initial Home Equity Loans                  92.07%
Percentage of Second Lien Initial Home Equity Loans                  7.93%

Weighted Average Combined Loan-to-Value Ratio                       80.57%

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998

                                    GROUP II
                               PRINCIPAL BALANCES

                                             Aggregate            Percentage
                            Number of          Unpaid            of Aggregate
Principal                   Mortgage          Principal        Unpaid Principal
Balances                     Loans             Balance              Balance
-------------------------------------------------------------------------------
  5,000.01 -  10,000.00         4              35,529.98              0.05
 10,000.01 -  15,000.00        31             413,527.01              0.55
 15,000.01 -  20,000.00        54             966,161.55              1.28
 20,000.01 -  25,000.00        55           1,246,236.17              1.65
 25,000.01 -  30,000.00        59           1,635,299.80              2.17
 30,000.01 -  35,000.00        55           1,791,777.48              2.38
 35,000.01 -  40,000.00        67           2,551,884.27              3.39
 40,000.01 -  45,000.00        78           3,357,861.12              4.46
 45,000.01 -  50,000.00        70           3,362,938.71              4.46
 50,000.01 -  55,000.00        66           3,485,104.02              4.63
 55,000.01 -  60,000.00        95           5,503,919.86              7.31
 60,000.01 -  65,000.00        76           4,755,642.79              6.31
 65,000.01 -  70,000.00        70           4,718,274.07              6.26
 70,000.01 -  75,000.00        50           3,640,479.97              4.83
 75,000.01 -  80,000.00        44           3,414,656.34              4.53
 80,000.01 -  85,000.00        33           2,726,968.54              3.62
 85,000.01 -  90,000.00        27           2,354,998.88              3.13
 90,000.01 -  95,000.00        20           1,853,261.58              2.46
 95,000.01 - 100,000.00        24           2,331,657.20              3.10
100,000.01 - 125,000.00        58           6,513,191.78              8.65
125,000.01 - 150,000.00        33           4,366,567.91              5.80
150,000.01 - 200,000.00        28           4,796,240.94              6.37
200,000.01 - 250,000.00        12           2,734,255.54              3.63
250,000.01 - 300,000.00         9           2,471,654.52              3.28
300,000.01 - 350,000.00         2             655,886.18              0.87
350,000.01 - 400,000.00         1             365,750.00              0.49
400,000.01 - 450,000.00         1             427,000.00              0.57
450,000.01 - 500,000.00         3           1,463,684.53              1.94
650,000.01 - 700,000.00         2           1,391,984.05              1.85
                            ------         -------------            ------
                            1,127          75,332,394.79            100.00
                            ======         =============            ======


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998



                                    GROUP II
                                 MORTGAGE RATES

                                                             Percentage
                                            Aggregate       of Aggregate
                        Number of            Unpaid            Unpaid
Mortgage                Mortgage            Principal         Principal
Rate                     Loans               Balance           Balance
------------------------------------------------------------------------
 7.51 -  8.00               1                69,792.32             0.09
 8.01 -  8.50              67             8,270,809.18            10.98
 8.51 -  9.00             111            10,755,925.88            14.28
 9.01 -  9.50             108             7,579,747.23            10.06
 9.51 - 10.00             182            13,015,221.00            17.28
10.01 - 10.50             126             8,453,756.46            11.22
10.51 - 11.00             157             9,398,446.80            12.48
11.01 - 11.50              84             5,044,671.23             6.70
11.51 - 12.00              99             4,762,204.01             6.32
12.01 - 12.50              50             2,833,106.84             3.76
12.51 - 13.00              28             1,068,490.34             1.42
13.01 - 13.50              21             1,087,130.78             1.44
13.51 - 14.00              28             1,096,014.57             1.45
14.01 - 14.50              12               444,658.31             0.59
14.51 - 15.00              22               645,610.03             0.86
15.01 - 15.50              12               334,121.21             0.44
15.51 - 16.00              16               399,194.03             0.53
16.01 - 16.50               2                57,501.06             0.08
16.51 - 17.00               1                15,993.51             0.02
                        -----            -------------           ------
                        1,127            75,332,394.79           100.00
                        =====            =============           ======


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    GROUP II
                           REMAINING TERMS TO MATURITY

                                            Aggregate           Percentage
                      Number of              Unpaid            of Aggregate
Remaining             Mortgage              Principal        Unpaid Principal
Term                   Loans                 Balance              Balance
-----------------------------------------------------------------------------
 49 -  60                 4                  54,398.53              0.07
 61 -  72                 1                  27,000.00              0.04
 73 -  84                 8                 216,043.84              0.29
109 - 120                47               1,359,708.38              1.80
133 - 144                 6                 280,202.96              0.37
145 - 156                 2                 113,711.56              0.15
169 - 180               325              14,664,283.40             19.47
193 - 204                 1                  88,315.28              0.12
217 - 228                 3                  98,089.78              0.13
229 - 240               142               8,365,144.92             11.10
289 - 300               311              21,966,502.41             29.16
325 - 336                 1                  75,854.11              0.10
337 - 348                 6                 664,716.50              0.88
349 - 352                 1                 280,427.65              0.37
353 - 356                27               3,153,909.23              4.19
357                      36               4,488,096.77              5.96
358                      72               6,624,549.02              8.79
359                      50               4,554,348.90              6.05
360                      84               8,257,091.55             10.96
                      -----              -------------            ------
                      1,127              75,332,394.79            100.00
                      =====              =============            ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    GROUP II
                          COMBINED LOAN-TO-VALUE RATIOS

                                            Aggregate            Percentage
                          Number of          Unpaid             of Aggregate
Combined                  Mortgage          Principal         Unpaid Principal
Loan-to-Value               Loans            Balance               Balance
------------------------------------------------------------------------------
 15.01 -  20.00                1             12,000.00               0.02
 25.01 -  30.00                2             27,000.00               0.04
 30.01 -  35.00               12            302,333.57               0.40
 35.01 -  40.00                7            198,210.16               0.26
 40.01 -  45.00               13            504,937.52               0.67
 45.01 -  50.00               16            625,136.82               0.83
 50.01 -  55.00               21            783,966.81               1.04
 55.01 -  60.00               18          1,303,391.66               1.73
 60.01 -  65.00               33          2,326,444.00               3.09
 65.01 -  70.00               64          3,340,920.07               4.43
 70.01 -  75.00              128          7,305,143.47               9.70
 75.01 -  80.00              431         28,815,623.45              38.25
 80.01 -  85.00              109          8,846,082.60              11.74
 85.01 -  90.00              152         13,657,663.88              18.13
 90.01 -  95.00               64          5,376,511.82               7.14
> 95.01                       56          1,907,028.96               2.53
                              ---         -------------              ----
                           1,127         75,332,394.79             100.00
                           ======        ==============            ======


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    GROUP II
                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                            Aggregate           Percentage
                       Number of             Unpaid            of Aggregate
                        Mortgage            Principal        Unpaid Principal
State                    Loans               Balance              Balance
-------------------------------------------------------------------------
Arkansas                   98              7,681,093.68            10.20
Colorado                    5                333,560.47             0.44
Florida                    10                607,691.23             0.81
Georgia                    48              3,692,681.79             4.90
Idaho                      13                908,933.83             1.21
Illinois                   20              1,713,691.45             2.27
Indiana                    12                868,024.17             1.15
Kansas                      3                169,396.98             0.22
Kentucky                    1                 83,136.24             0.11
Louisiana                   1                 16,798.96             0.02
Mississippi                 5                450,459.75             0.60
Missouri                   22              1,180,421.62             1.57
Montana                     1                 89,247.81             0.12
Nevada                      2                340,333.39             0.45
New Mexico                  6                313,552.27             0.42
North Carolina            373             24,561,628.31            32.60
Oklahoma                   41              1,905,834.91             2.53
Oregon                      2                133,930.91             0.18
South Carolina             89              4,961,742.55             6.59
Tennessee                  33              2,344,849.90             3.11
Texas                      42              2,406,030.38             3.19
Utah                       72              6,835,226.30             9.07
Virginia                  197             11,706,591.54            15.54
Washington                  1                124,793.21             0.17
West Virginia               9                454,935.04             0.60
Wisconsin                  20              1,402,970.65             1.86
Wyoming                     1                 44,837.45             0.06
                        -----             -------------           ------
                        1,127             75,332,394.79           100.00
                        =====             =============           ======


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    GROUP II
                                OCCUPANCY STATUS

                                              Aggregate          Percentage
                          Number of             Unpaid          of Aggregate
Occupancy                 Mortgage             Principal      Unpaid Principal
Status                      Loans               Balance            Balance
------------------------------------------------------------------------------
Non Owner Occupied            31             1,486,682.44            1.97
Owner Occupied             1,096            73,845,712.35           98.03
                           ------           --------------          -----
                           1,127            75,332,394.79          100.00
                           ======           ==============         ======


                                    GROUP II
                                 PROPERTY TYPES

                                               Aggregate         Percentage
                          Number of             Unpaid          of Aggregate
Property                  Mortgage             Principal       Unpaid Principal
Type                        Loans               Balance             Balance
-------------------------------------------------------------------------------
 Single Family               964            64,915,703.75           86.17
2-4 Unit                       6               401,505.91            0.53
Condominium                    5               468,893.52            0.62
Manufactured Home            133             7,067,127.82            9.38
PUD                           19             2,479,163.79            3.29
                           ------           --------------          -----
                           1,127            75,332,394.79          100.00
                           ======           ==============         ======

                                    GROUP II
                                 USE OF PROCEEDS

                                              Aggregate          Percentage
                          Number of            Unpaid           of Aggregate
Loan                       Mortgage           Principal       Unpaid Principal
Purpose                     Loans              Balance             Balance
------------------------------------------------------------------------------
Cashout Refi                 740            48,071,798.19           63.81
No Cashout Refi              309            20,256,197.84           26.89
Purchase                      78             7,004,398.76            9.30
                           ------           --------------          -----
                           1,127            75,332,394.79          100.00
                           ======           ==============         ======


FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998




         GROUP II
    LOAN DOCUMENTATION

                                             Aggregate             Percentage
                        Number of             Unpaid              of Aggregate
Documentation            Mortgage            Principal          Unpaid Principal
Type                      Loans               Balance                Balance
--------------------------------------------------------------------------------
FULL                      1,085            72,033,550.58               95.62
NO INCOME QUALIFIER          35             2,865,909.12                3.80
STATED                        7               432,935.09                0.57
                          -----            -------------              ------
                          1,127            75,332,394.79              100.00
                          =====            =============              ======


                                    GROUP II
                   GROSS MARGINS OF THE ADJUSTABLE RATE LOANS

                                             Aggregate             Percentage
                        Number of             Unpaid              of Aggregate
Gross                    Mortgage            Principal          Unpaid Principal
Margins                   Loans               Balance                Balance
--------------------------------------------------------------------------------
 4.51 -  5.00                 4            944,342.44               25.97
 5.01 -  5.50                13            824,153.33               22.66
 5.51 -  6.00                 2            262,479.71                7.22
 6.01 -  6.50                 8            695,628.01               19.13
 6.51 -  7.00                 1            124,793.21                3.43
 7.01 -  7.50                 2            281,693.68                7.75
 7.51 -  8.00                 2            207,078.58                5.69
 8.01 -  8.50                 3            296,314.20                8.15
                             --          ------------              ------
                             35          3,636,483.16              100.00
                             ==          ============              ======

FIRST UNION CAPITAL MARKETS
--------------------------------------------------------------------------------

THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.

                 First Greensboro Home Equity Loan Trust 1998-1
   $175,000,000 Fixed Rate Home Equity Loan, Asset Backed Notes, Series 1998-1
                   Updated Marketing Memorandum, June 19, 1998


                                    GROUP II
                   MAXIMUM RATES OF THE ADJUSTABLE RATE LOANS

                                         Aggregate             Percentage
                      Number of           Unpaid              of Aggregate
Maximum               Mortgage           Principal          Unpaid Principal
Rates                  Loans              Balance                Balance
----------------------------------------------------------------------------
13.51 - 14.00             1                69,792.32               1.92
14.01 - 14.50             2               111,107.82               3.06
14.51 - 15.00             6             1,157,876.96              31.84
15.01 - 15.50             8               476,843.77              13.11
15.51 - 16.00             6               552,046.56              15.18
16.01 - 16.50             5               549,866.06              15.12
16.51 - 17.00             5               531,820.37              14.62
17.01 - 17.50             2               187,129.30               5.15
                         --             ------------             ------
                         35             3,636,483.16             100.00
                         ==             ============             ======


                                    GROUP II
                    FLOOR RATES OF THE ADJUSTABLE RATE LOANS

                                          Aggregate            Percentage
                     Number of             Unpaid             of Aggregate
Floor                Mortgage             Principal         Unpaid Principal
Rates                  Loans               Balance               Balance
----------------------------------------------------------------------------
 7.51 -  8.00             1                 69792.32               1.92
 8.01 -  8.50             2                111107.82               3.06
 8.51 -  9.00             6               1157876.96              31.84
 9.01 -  9.50             8                476843.77              13.11
 9.51 - 10.00             6                552046.56              15.18
10.01 - 10.50             5                549866.06              15.12
10.51 - 11.00             5                531820.37              14.62
11.01 - 11.50             2               187,129.30               5.15
                         --             ------------             ------
                         35             3,636,483.16             100.00
                         ==             ============             ======

FIRST UNION CAPITAL MARKETS
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THE INFORMATION IN THIS MARKETING MEMORANDUM SUPERSEDES THE INFORMATION IN ANY PRECEDING MARKETING MEMORANDUM, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICIATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINEDIN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.